INVESTMENT HIGHLIGHTS

PORTFOLIOS

FINANCIAL INFORMATION
     FINANCIAL STATEMENTS
     FINANCIAL HIGHLIGHTS
     NOTES TO FINANCIAL STATEMENTS


                               PRESIDENT'S MESSAGE

Portfolio Investment Values Were
Decidedly Positive Through Mid-Year
     The six-month period ended June 30, 1997 was characterized by exceptional gains in the equities market and a strengthened bond market. To be sure, there were volatile periods but the trend was positive in both areas.
     As you can imagine, the question I've been asked most frequently in recent months is, "How much longer can this last?" Frankly, I have no idea. And neither does anyone else. Market timing is probably the riskiest element of investing and those who practice it are more often wrong than right. From our point of view, long-term strategies are preferred.
[PHOTO- COMPOSITE GROUP EQUITY FUNDS INVESTMENT TEAM (L TO R): DAVID W. SIMPSON,
 PHILIP M. FOREMAN, JEFFREY D. HUFFMAN.]
     As investment adviser, Composite Research & Management Co. has structured three portfolios within the Composite Deferred Series.
     Two are in the equity sector: Growth & Income Portfolio seeks to provide both long-term capital growth and income from investment in companies from a wide range of industries, and Northwest Portfolio which invests in stocks of companies headquartered or doing business in the Pacific Northwest - an area [PHOTO - COMPOSITE GROUP BOND FUNDS INVESTMENT TEAM (L TO R): AUDREY S. QUAYE,
 BRIAN L. PLACZEK, GARY J. POKRZYWINSKI.]
with an increasing number of successful and growing organizations. The third is the Income Portfolio which seeks to provide a high level of current income consistent with the protection of capital.
     Our dedicated and professional investment teams pride themselves on hard work and thorough research, resulting in decisions aimed at adding value to the portfolios over the long term.


/s/ William G. Papesh
WILLIAM G. PAPESH
PRESIDENT
COMPOSITE RESEARCH & MANAGEMENT CO.

                                 FUND HIGHLIGHTS
                            GROWTH & INCOME PORTFOLIO

Impacts on recent performance
     The stock market ended 1996 and started off 1997 invigorated. This strength was produced by favorable corporate earnings and expectations of moderate inflation. By the end of February 1997, the market retreated and gave up most of the 1997 gains. This sell-off was triggered by fear that the Federal Reserve would choose to raise interest rates due to an overheated economy. But stocks rallied in the latter days of April, and the Portfolio benefited from the over-all strength in blue chip stocks. Sixty-five percent of the Portfolio is invested in large capitalization securities. Investors flocked to strong multi-national companies that have produced consistent earnings in the period. This trend particularly benefited our holdings in General Electric, Intel and Federal Home Loan Mortgage Corporation.

What's ahead?
     We anticipate that mergers and acquisitions, along with low to very mod-erate inflation, will continue. However, the Federal Reserve is now on a mission to preemptively slow down economic growth by increasing interest rates incrementally. Historically, when the Federal Reserve raises interest rates, stock volatility increases and consumer confidence may become a problem in certain investment sectors. We expect that any short-term rate increases will have a slowing effect on the economy six months out. Therefore, we are very cautious when investing in companies whose stock values are dependent on high consumer confidence.
     We also believe a narrow group of stocks that have led the market higher in the last three years are generally fully priced. In contrast, we are finding many good businesses that have not participated in the market rise at all. Many of these companies are considered mid-capitalization companies.

Key investment strategies
     Our basic strategy, as always, is to buy stocks of good businesses when they appear to be undervalued. These businesses generate a high return on investment, have a competitive advantage and have barriers to entry. We are finding such values in the computer networking area, where leading companies are helping businesses become more productive by allowing data sharing among net-worked employees.
     The healthcare industry is filled with good companies whose stocks are currently at attractive levels. This situation has been created by fears of deep budget cuts in Medicaid and Medicare. We believe an aging population should fuel the demand for healthcare services for many years to come.
     Finally, companies involved in restructuring should be good investments in 1997. Many companies have trapped asset value that can only be realized by partial or full sale.

                               NORTHWEST PORTFOLIO

Impacts on recent performance
     The Composite Deferred Series Northwest Portfolio returned 22.0% during the six-month period ended June 30, 1997. This compares favorably to the unmanaged Standard & Poor's 500 which was up 20.6% over the same period. Although smaller capitalization stocks continued to under-perform large capitalization stocks, we find the current valuations of some smaller capitalization companies compelling and expect to eventually be rewarded for owning them.
     Shorter range, some of the best and worst performers in the Portfolio came from the biotechnology industry which was not unexpected given the volatile nature of this sector. Immunex, which at June 30, 1997, represented 2.27% of the Portfolio's holdings, was up 85.9% due to encouraging results on a potential blockbuster drug to treat rheumatoid arthritis. Ostex, however, (0.26% of Portfolio) declined a painful 56.8% due to slow market acceptance of its test for bone loss associated with osteoporosis.
     Significant winners over the period included Wall Data (2.28% of Portfolio) which rose 74.4% due to a pronounced turnaround in sales and earnings, and Airborne Freight (2.44% of Portfolio) which rose 80.0% thanks to sharply improved earnings. Our software powerhouse, Microsoft (4.42% of Portfolio), continued to best analyst estimates and rose a very respectable 52.9%. The period was not without disappointments, however. Competition beset the craft brewing industry, and Redhook Ale Breweries lost 44% of its value before we eliminated the last 0.13% of this stock remaining in our Portfolio. Competitive concerns also impacted the wireless communications industry, and Western Wireless (1.32% of Portfolio) declined 14.4%.
     Portfolio holdings, including those shown above, are subject to change without notice.

What's ahead?
     The Northwest economy continues to fare well. Our two powerhouse indust-ries, aerospace (led by Boeing) and technology (led by Microsoft and Intel), show continued strength, and the regional economy should continue to benefit as a result. We believe that the Portfolio is well positioned to take advantage of the market's interest in companies that have global growth opportunities as well as those that benefit from a robust local economy.

Key investment strategies
     The goal of the Portfolio is to seek long-term capital appreciation from investment in stocks of companies headquartered or doing business in the Northwest which offer quality growth characteristics, defensible competitive advantages, and reasonable valuations.

                                INCOME PORTFOLIO

Impacts on recent performance
     Performance during the first half of the year was helped by the health of the two sectors that make up the majority of the Portfolio's holdings: corporate securities and mortgage-backed securities. An economy that grew very nicely coupled with stable inflation produced an ideal environment for improving corporate credit quality. Consequently, corporate bond performance was very good. Mortgage-backed securities benefited from the limited range interest rates have been in for quite some time, helping to alleviate prepayment volatility, a major risk to mortgage-backed securities.
     Interest rates were basically unchanged for the first six months of 1997 but the net asset value still managed to rise slightly because of the fine performance of the aforementioned sectors.
     Although bond returns have not captured the headlines like stock returns, performance of the Portfolio was impressive, especially when compared to the low level of inflation.

What's ahead?
     Our Portfolio is comprised of 38% corporate securities, 17% mortgage-backed securities, 45% U.S. Treasury obligations, an allocation we feel comfortable with as we move into the latter half of 1997. The combined credit quality of the portfolio is "A-" as rated by Standard & Poor's.
     In the corporate bond portion of the Portfolio, we continue to concentrate on noncyclical companies and industries, such as health care, utilities and defense. Our feeling is that we are in the latter stages of a business cycle in which the risk/reward profile is not as favorable for cyclical companies.
     We continue to believe that interest rates at today's levels are a good value.

Key investment strategies
     The Portfolio's objective is to provide a high level of current income that is consistent with the protection of capital. We accomplish this by selecting investments with an intermediate-maturity profile and by investing in a combination of corporate, mortgage-backed and treasury securities. By taking advantage of changing fundamentals between market sectors and anticipating broad changes in interest rates, we feel we can add additional income to the Portfolio while maintaining protection of capital.

COMPOSITE DEFERRED SERIES, INC.

PORTFOLIO OF INVESTMENTS
IN SECURITIES
JUNE 30, 1997

                      GROWTH & INCOME PORTFOLIO (UNAUDITED)
                                                                                MARKET
     SHARES                   COMMON STOCKS-96.67%                              VALUE
    --------                 AEROSPACE/DEFENSE-3.84%                         ------------
     13,139    Lockheed Martin Corporation.................................  $ 1,360,708
      7,500    Northrop Grumman Corporation................................      658,593
                                                                             ------------
                                                                               2,019,301
                                                                             ------------
                            BANK/SAVINGS & LOAN-5.71%
     12,300    Bank of New York Company, Inc. .............................      535,050
     10,214    Mellon Bank Corporation.....................................      460,907
     12,980    Norwest Bancorp.............................................      730,125
     18,150    Washington Federal, Inc. ...................................      466,228
      3,000    Wells Fargo & Company.......................................      808,500
                                                                             ------------
                                                                               3,000,810
                                                                             ------------
                              BASIC INDUSTRY-1.15%
     18,800    Waste Management, Inc. .....................................      603,950
                                                                             ------------

                                 BEVERAGES-2.27%
     19,600    PepsiCo, Inc. ..............................................      736,225
     11,400    Seagram Company, Ltd. ......................................      458,850
                                                                             ------------
                                                                               1,195,075
                                                                             ------------
                             BUSINESS SERVICES-1.43%
     13,000    HFS, Inc.*..................................................      754,000
                                                                             ------------

                               CAPITAL GOODS-1.54%
     21,300    Donaldson Company, Inc. ....................................      809,400
                                                                             ------------

                                 CHEMICALS-0.94%
     21,757    Millenium Chemicals, Inc.*..................................      494,972
                                                                             ------------

                             COMPUTER SOFTWARE-6.30%
     10,400    Autodesk, Inc. .............................................      398,450
     20,500    Barra, Inc.*................................................      676,500
     12,000    Computer Associates International, Inc......................      668,250
     39,500    Mentor Graphics.............................................      365,375
      9,500    Microsoft Corporation*......................................    1,200,562
                                                                             ------------
                                                                               3,309,137
                                                                             ------------
                             COMPUTER SYSTEMS-2.76%
      9,900    Cabletron Systems*..........................................      280,294
      5,000    Cisco Systems, Inc.*........................................      335,625
      9,464    Electronic Data Systems Corporation.........................      388,024
      8,000    Hewlett-Packard Company.....................................      448,000
                                                                             ------------
                                                                               1,451,943
                                                                             ------------
                             CONSUMER DURABLES-3.17%
     11,700    Black & Decker Corporation..................................      435,093
     24,500    Castle & Cooke, Inc.*.......................................      405,781
     24,362    Mattel, Inc. ...............................................      825,263
                                                                             ------------
                                                                               1,666,137
                                                                             ------------
                           ELECTRICAL EQUIPMENT-3.55%
     15,600    Emerson Electric Company....................................    $ 858,975
     15,400    General Electric Company....................................    1,006,775
                                                                             ------------
                                                                               1,865,750
                                                                             ------------
                           ELECTRONICS - GENERAL-1.77%
     24,000    DSC Communications Corporation*.............................      534,000
     26,500    Loral Space & Communications*...............................      397,500
                                                                             ------------
                                                                                 931,500
                                                                             ------------
                  ELECTRONICS - SEMICONDUCTORS/COMPONENTS-3.78%
      8,500    Integrated Device Technology, Inc.*.........................       89,250
      4,600    Intel Corporation...........................................      652,337
     16,400    Motorola, Inc. .............................................    1,246,400
                                                                             ------------
                                                                               1,987,987
                                                                             ------------
                            FINANCIAL SERVICES-4.87%
     36,100    Federal Home Loan Mortgage Corporation......................    1,240,938
     16,000    Green Tree Financial Corporation............................      570,000
      9,214    Legg Mason, Inc. ...........................................      495,828
      5,100    Liberty Financial Companies.................................      254,362
                                                                             ------------
                                                                               2,561,128
                                                                             ------------
                           FOOD & FOOD RETAILERS-2.14%
      8,100    Campbell Soup Company.......................................      405,000
      7,000    Dole Food Company...........................................      299,250
      1,000    Smith's Food & Drug Centers, Class B........................       53,625
     10,650    Supervalu, Inc. ............................................      367,425
                                                                             ------------
                                                                               1,125,300
                                                                             ------------
                            HEALTHCARE PRODUCTS-6.92%
     14,300    Abbott Laboratories.........................................      954,525
     12,150    Forest Laboratories, Inc.*..................................      505,744
     19,850    Johnson & Johnson...........................................    1,277,843
      6,800    Merck & Company, Inc.**.....................................      703,800
      2,100    Smithkline Beecham Place - American Depository Receipt......      192,413
                                                                             ------------
                                                                               3,634,325
                                                                             ------------
                            HEALTHCARE SERVICES-5.14%
     16,000    Cognizant Corporation.......................................      648,000
      1,000    Columbia/HCA Healthcare Corporation.........................       39,312
     16,800    Manor Care, Inc. ...........................................      548,100
     31,937    Medpartners, Inc.*..........................................      690,638
     12,806    Pacificare Health Systems, Class A..........................      775,564
                                                                             ------------
                                                                               2,701,614
                                                                             ------------
                            HOUSEHOLD PRODUCTS-4.76%
      7,000    Alberto Culver Company, Class A.............................      163,187
     30,000    Kimberly Clark de Mexico, American Depository Receipt.......      581,250
      4,550    Proctor and Gamble Company..................................      642,688
      5,100    Unilever Group..............................................    1,111,800
                                                                             ------------
                                                                               2,498,925
                                                                             ------------
                                 INSURANCE-4.34%
      5,250    American International Group, Inc. .........................    $ 784,219
     14,000    Integon Corporation.........................................      350,000
     16,500    TIG Holdings, Inc. .........................................      515,625
     10,000    Travelers Group, Inc. ......................................      630,625
                                                                             ------------
                                                                               2,280,469
                                                                             ------------
                            LODGING/RESTAURANTS-0.91%
     28,350    Choice Hotels Holdings*.....................................      480,178
                                                                             ------------

                                 MACHINERY-2.80%
     20,950    Crane Company...............................................      875,972
     10,900    Deere & Company.............................................      598,137
                                                                             ------------
                                                                               1,474,109
                                                                             ------------
                                   MEDIA-5.18%
     29,166    ACNielson*..................................................      572,383
     18,500    Dun & Bradstreet Corporation................................      485,625
     16,000    Time Warner, Inc. ..........................................      772,000
     30,125    Viacom, Inc., Class A* .....................................      894,336
                                                                             ------------
                                                                               2,724,344
                                                                             ------------
                                 OIL & GAS-6.22%
     10,800    Exxon Corporation...........................................      664,200
      9,350    Mobil Corporation...........................................      653,331
     21,700    Occidental Petroleum Corporation............................      543,856
     10,800    Royal Dutch Petroleum Company...............................      587,250
      4,500    Texaco, Inc. ...............................................      489,375
     13,291    Union Pacific Resources Group...............................      330,614
                                                                             ------------
                                                                               3,268,626
                                                                             ------------
                          PAPER & FOREST PRODUCTS-2.30%
     28,500    Asia Pulp & Paper Company, Ltd.*............................      431,063
      4,300    Boise Cascade Corporation...................................      151,843
     12,000    Weyerhaeuser Company........................................      624,000
                                                                             ------------
                                                                               1,206,906
                                                                             ------------
                       REAL ESTATE INVESTMENT TRUSTS-1.20%
      3,875    Equity Residential Properties Trust.........................      184,063
     12,700    Health Care Property Investors, Inc. .......................      447,675
                                                                             ------------
                                                                                 631,738
                                                                             ------------
                               RETAIL SALES-2.24%
     22,800    Intimate Brands, Inc. ......................................      478,800
     11,950    Fred Meyer, Inc., Class A*..................................      617,666
      7,900    Rex Stores*.................................................       79,987
                                                                             ------------
                                                                               1,176,453
                                                                             ------------
                                  TOBACCO-1.77%
     20,900    Phillip Morris Companies, Inc.  ............................      927,438
                                                                             ------------

                          TRANSPORTATION SERVICES-3.62%
     30,000    Expeditors International of Washington, Inc. ...............    $ 851,250
     12,000    Sabre Group Holdings, Inc.*.................................      325,500
     10,300    Union Pacific Corporation...................................      726,150
                                                                             ------------
                                                                               1,902,900
                                                                             ------------
                        UTILITIES - GAS & ELECTRIC-0.96%
      5,500    Enron Corporation...........................................      224,469
      7,000    Portland General Corporation................................      277,813
                                                                             ------------
                                                                                 502,282
                                                                             ------------
                      UTILITIES - TELECOMMUNICATIONS-3.08%
     14,000    A T & T Corporation.........................................      490,875
     23,000    Aliant Communications, Inc. ................................      448,500
      5,500    Bell Atlantic Corporation...................................      417,313
      5,000    Sprint Corporation..........................................      263,125
                                                                             ------------
                                                                               1,619,813
                                                                             ------------
               TOTAL COMMON STOCKS (cost $36,511,415)......................   50,806,510
                                                                             ------------
                       CONVERTIBLE PREFERRED STOCKS-2.38%
      2,250    Integon Corporation.........................................      149,344
      1,000    Microsoft Corporation.......................................       87,000
     13,350    Pacificare Health Systems, Inc., Series A...................      358,781
      7,500    Penncorp Financial Group....................................      656,250
                                                                             ------------
               TOTAL CONVERTIBLE PREFERRED STOCK (cost $1,196,819).........    1,251,375
                                                                             ------------
   PRINCIPAL
    AMOUNT
    ------                   CONVERTIBLE BOND-0.71%
   $250,000    Alberto-Culver Corporation, 5.50%, due 06/30/2005
                 (cost $383,562)...........................................      373,750
                                                                             ------------

               TOTAL INVESTMENTS (cost $38,091,798)........................   52,431,635
               Other assets, net of liabilities............................      125,627
                                                                             ------------
               NET ASSETS..................................................  $52,557,262
                                                                             ============
 *Non-income producing security.

**The portfolio position subject to and the description and value of written covered call option outstanding at June 30, 1997, were as follows:

   OPTION                            EXPIRATION      EXERCISE         VALUE OF
  CONTRACTS         SECURITY         MONTH/YEAR       PRICE        CALL OPTIONS
--------------------------------------------------------------------------------
     10         Merck & Company        JULY/97        $100            $3,875

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at June 30, 1997, of $14,338,427, based on aggregate cost of $38,091,798, was composed of gross appreciation of $14,677,628 for investments having an excess of value over cost and gross depreciation of $339,201 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $13,931,425 and $10,562,471, respectively, during the six months ended
June 30, 1997, including purchases and sales of U.S. government securities of $795,195 and $805,859, respectively.

See accompanying notes to financial statements.

COMPOSITE
DEFERRED SERIES, INC.

PORTFOLIO OF INVESTMENTS
IN SECURITIES
JUNE 30, 1997

                         NORTHWEST PORTFOLIO (UNAUDITED)
                                                                                MARKET
     SHARES                   COMMON STOCKS-95.38%                               VALUE
    --------                 AEROSPACE/DEFENSE-5.04%                           ---------
     12,500    Boeing Company..............................................  $   663,281
      3,600    Precision Castparts Corporation ............................      214,650
                                                                             ------------
                                                                                 877,931
                                                                             ------------
                              APPAREL & SHOES-1.74%
      5,200    Nike, Inc., Class B.........................................      303,550
                                                                             ------------

                           BANK/SAVINGS & LOANS-8.69%
     10,500    First Savings Bank of Washington Bancorp, Inc. .............      233,625
        144    Horizon Financial Corporation...............................        2,340
      4,800    Interwest Bancorp, Inc. ....................................      189,600
      8,700    Klamath First Bancorp, Inc. ................................      166,388
      6,100    Sterling Financial Corporation*.............................      113,613
      7,718    US Bancorp..................................................      494,917
     12,266    Washington Federal, Inc. ...................................      315,083
                                                                             ------------
                                                                               1,515,566
                                                                             ------------
                              BASIC INDUSTRY-0.37%
      4,700    Morrison Knudsen Corporation*...............................       64,038
                                                                             ------------

                             BUSINESS SERVICES-1.06%
     13,600    Barrett Business Services, Inc.*............................      185,300
                                                                             ------------

                               CAPITAL GOODS-0.95%
      3,580    PACCAR, Inc.................................................      166,246
                                                                             ------------

                             COMPUTER SOFTWARE-9.61%
      9,400    CFI Proservices, Inc.*......................................      169,200
     36,500    Mentor Graphics Corporation*................................      337,625
      6,100    Microsoft Corporation*......................................      770,888
     15,100    Wall Data, Inc.*............................................      398,263
                                                                             ------------
                                                                               1,675,976
                                                                             ------------
                             COMPUTER SYSTEMS-6.00%
     12,400    In Focus Systems, Inc.*.....................................      317,750
     15,200    Planar Systems, Inc.*.......................................      157,700
      6,600    Radisys Corporation*........................................      262,350
     14,600    Sequent Computer Systems, Inc.*.............................      307,513
                                                                             ------------
                                                                               1,045,313
                                                                             ------------
                             CONSUMER DURABLES-0.46%
      3,300    Monaco Coach Corporation*...................................       80,025
                                                                             ------------

                           ELECTRICAL EQUIPMENT-1.85%
      3,400    Fluke Corporation...........................................      201,450
      7,300    Merix Corporation*..........................................      121,363
                                                                             ------------
                                                                                 322,813
                                                                             ------------
                            ELECTRONICS/GENERAL-7.55%
      8,000    Electro Scientific Industries, Inc.*........................      335,000
     21,100    FEI Company*................................................      332,325
      8,400    Flir Systems, Inc.*.........................................      132,300
      2,800    Itron, Inc.*................................................       72,450
      7,400    Tektronix, Inc. ............................................      444,000
                                                                             ------------
                                                                               1,316,075
                                                                             ------------
                  ELECTRONICS - SEMICONDUCTORS/COMPONENTS-2.71%
      1,000    Intel Corporation...........................................      141,813
      3,500    Lattice Semiconductor Corporation*..........................      197,750
        900    Micron Technology, Inc.*....................................       35,944
      2,800    Triquint Semiconductor, Inc.*...............................       96,250
                                                                             ------------
                                                                                 471,757
                                                                             ------------
                         FOODS AND FOOD RETAILERS-3.24%
     11,200    Albertson's, Inc. ..........................................      408,800
      4,090    Quality Food Centers, Inc.*.................................      155,420
                                                                             ------------
                                                                                 564,220
                                                                             ------------
                            HEALTHCARE PRODUCTS-6.87%
      5,600    Advanced Technology Laboratories, Inc.*.....................      240,800
     32,250    Icos Corporation*...........................................      266,063
     10,900    Immunex Corporation*........................................      395,125
     29,000    Neorx Corporation*..........................................      128,687
     19,200    Ostex International, Inc.*..................................       45,600
      3,200    Pathogenesis Corporation*...................................       93,200
      1,100    Spacelabs Medical, Inc.* ...................................       28,050
                                                                             ------------
                                                                               1,197,525
                                                                             ------------
                            HEALTHCARE SERVICES-2.18%
      6,240    Foundation Health Systems, Inc., Class A*...................      189,150
      3,000    Pacificare Health Systems, Inc., Class B*...................      191,625
                                                                             ------------
                                                                                 380,775
                                                                             ------------
                                 INSURANCE-2.20%
      8,200    Safeco Corporation..........................................      382,837
                                                                             ------------

                           LODGING & RESTAURANTS-1.21%
      5,400    Starbucks Corporation*......................................      210,262
                                                                             ------------

                                 MACHINERY-1.36%
      7,100    Flow International Corporation*.............................       69,225
     14,900    Greenbrier Companies, Inc. .................................      168,556
                                                                             ------------
                                                                                 237,781
                                                                             ------------
                              METALS & MINING-4.89%
     17,500    Oregon Metallurgical Corporation*...........................      492,187
      8,500    Oregon Steel Mills, Inc. ...................................      169,469
      6,400    Schnitzer Steel Industries, Inc., Class A...................      190,400
                                                                             ------------
                                                                                 852,056
                                                                             ------------
                          PAPER & FOREST PRODUCTS-4.86%
      2,000    Boise Cascade Corporation...................................       70,625
        900    Georgia-Pacific Corporation.................................       76,837
      2,800    Louisiana-Pacific Corporation...............................       59,150
      3,300    TJ International, Inc. .....................................       77,550
      5,700    Weyerhaeuser Company........................................      296,400
      3,800    Willamette Industries, Inc. ................................      266,000
                                                                             ------------
                                                                                 846,562
                                                                             ------------
                       REAL ESTATE INVESTMENT TRUSTS-2.85%
      3,625    Equity Residential Properties Trust.........................      172,187
      9,700    Pacific Gulf Properties, Inc. ..............................      213,400
      4,000    Shurgard Storage Centers, Inc., Class A.....................      112,000
                                                                             ------------
                                                                                 497,587
                                                                             ------------
                               RETAIL SALES-9.38%
     19,200    BMC West Corporation*.......................................      235,200
     15,700    Costco Companies, Inc.*.....................................      516,137
      9,700    Hollywood Entertainment Corporation*........................      221,887
     12,800    Fred Meyer, Inc., Class A*..................................      661,600
                                                                             ------------
                                                                               1,634,824
                                                                             ------------
                          TRANSPORTATION SERVICES-6.83%
     10,150    Airborne Freight Corporation................................      425,031
      9,700    Alaska Air Group, Inc.*.....................................      248,562
     18,200    Expeditors International of Washington, Inc. ...............      516,425
                                                                             ------------
                                                                               1,190,018
                                                                             ------------
                        UTILITIES - GAS & ELECTRIC-1.25%
      5,500    Portland General Corporation................................      218,281
                                                                             ------------

                      UTILITIES - TELECOMMUNICATIONS-2.23%
      2,400    Century Telephone Enterprise................................       80,850
      9,800    General Communication, Inc., Class A*.......................       78,400
     14,500    Western Wireless Corporation, Class A*......................      230,188
                                                                             ------------
                                                                                 389,438
                                                                             ------------
               TOTAL COMMON STOCKS (cost $11,194,991)......................   16,626,756
                                                                             ------------
   PRINCIPAL
    AMOUNT
   ---------               REPURCHASE AGREEMENT-4.11%
   $716,000    Repurchase agreement with Goldman Sachs, collateralized by a
               U.S. Treasury Note, in a joint trading account at 5.75% dated
               06/30/1997, due 07/01/1997 with a maturity value of
               $716,114 (cost $716,000)....................................      716,000
                                                                             ------------
               TOTAL INVESTMENTS (cost $11,910,991)........................   17,342,756
               Other assets, net of liabilities............................       89,794
                                                                             ------------
               NET ASSETS..................................................  $17,432,550
                                                                             ============
*Non-income producing security.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at June 30, 1997, of $5,431,765, based on aggregate cost of $11,910,991, was composed of gross appreciation of $5,735,108 for investments having an excess of value over cost and gross depreciation of $303,343 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $3,142,798 and $1,749,268, respectively, during the six months ended
June 30, 1997.

See accompanying notes to financial statements.

COMPOSITE
DEFERRED SERIES, INC.

PORTFOLIO OF INVESTMENTS
IN SECURITIES
JUNE 30, 1997

                          INCOME PORTFOLIO (UNAUDITED)
  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                        VALUE
  ---------             U.S. TREASURY OBLIGATIONS-38.69%                      -----------
  $ 100,000    U.S. Treasury Note, 7.125%, due 02/29/2000..................  $   102,219
    200,000    U.S. Treasury Note, 7.875%, due 08/15/2001..................      210,938
    250,000    U.S. Treasury Note, 6.375%, due 08/15/2002..................      249,922
  1,000,000    U.S. Treasury Note, 5.75%, due 08/15/2003...................      965,938
  1,500,000    U.S. Treasury Note, 5.875%, due 02/15/2004, 11/15/2005......    1,450,626
  2,200,000    U.S. Treasury Bond, 7.25%, due 05/15/2016, 08/15/2022.......    2,295,627
  1,200,000    U.S. Treasury Bond, 6.25%,m due 08/15/2023..................    1,110,751
    200,000    U.S. Treasury Bond, 7.50%, due 11/15/2024...................      215,750
    250,000    U.S. Treasury Bond, 6.50%, due 11/15/2026...................      239,688
                                                                             ------------
               TOTAL U.S. TREASURY OBLIGATIONS (cost $6,881,944)...........    6,841,459
                                                                             ------------

                        MORTGAGE-BACKED SECURITIES-17.35%
                            GOVERNMENT AGENCY-12.15%
    401,443    Federal National Mortgage Association, 8.00%,
                 due 12/01/2026............................................      410,602
      8,972    Federal National Mortgage Association, 9.00%,
                 due 10/01/2004............................................        9,345
    495,000    Government National Mortgage Association, 6.50%,
                 due 07/15/2026............................................      473,809
    376,088    Government National Mortgage Association, 7.00%,
                 due 07/15/2023............................................      369,626
    439,855    Government National Mortgage Association, 7.50%,
                 due 06/15/2024............................................      441,506
    119,988    Government National Mortgage Association, 8.00%,
                 due 06/15/2022............................................      122,726
     14,872    Government National Mortgage Association, 8.50%,
                 due 03/15/2022............................................       15,463
    288,135    Government National Mortgage Association, 9.00%,
                 due 05/15/2009............................................      304,613
                                                                             ------------
                                                                               2,147,690
                                                                             ------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -
                         GOVERNMENT AGENCY BACKED-3.64%
    255,000    Federal Home Loan Mortgage Corporation, 7.50%,
                 due 07/15/2020............................................      258,579
    378,925    Weyerhaeuser 1982-c FHA Putable, 7.43%, due 06/01/2022......      385,294
                                                                             ------------
                                                                                 643,873
                                                                             ------------
                    COLLATERALIZED MORTGAGE OBLIGATIONS-1.56%
    176,632    Resolution Trust Corporation-1991-M2-A-2, 7.55%,
                 due 09/25/2020............................................      134,114
    150,000    Ryland Mortgage Securities Corporation-1992-12A,
                 6.50%, due 09/25/2023.....................................      141,432
                                                                             ------------
                                                                                 275,546
                                                                             ------------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $3,054,391)..........    3,067,109
                                                                             ------------

                                 NON-CONVERTIBLE
                             CORPORATE BONDS-32.35%
    150,000    American Home Products, 7.25%, due 03/01/2023...............      146,802
    250,000    American Medical International, 0%, due 08/12/1997..........      247,687
    200,000    Associates Corp. Senior Notes, 8.80%, due 08/01/1998........      205,561
    195,000    Bank of New York, 7.875%, due 11/15/2002....................      203,349
    175,000    Beneficial Corporation, 9.125%, due 02/15/1998..............      178,256
    300,000    Burlington Northern, 8.75%, due 02/25/2022..................      333,729
    200,000    Burlington Resources, 7.15%, due 05/01/1999.................      202,938
    200,000    Caterpillar Corporation, 9.375%, due 07/15/2001.............      217,882
    150,000    Commonwealth Edison, 9.375%, due 02/15/2000.................      159,130
    150,000    Consumers Power, 8.75%, due 02/15/1998......................      152,025
    300,000    Continental Corporation, 8.25%, due 04/15/1999..............      308,451
    250,000    FHP International, 7.00%, due 09/15/2003....................      247,608
    250,000    First Nationwide, 10.00%, due 10/01/2006....................      287,298
    100,000    Franchise Finance Corporation, 7.00%, due 11/30/2000........      100,321
    200,000    Franchise Finance Corporation, 7.875%, due 11/30/2005.......      207,096
    100,000    General Motors Acceptance Corporation, 7.75%,
                 due 01/15/1999............................................      102,153
    200,000    Integon Corporation, 8.00%, due 08/15/1999..................      201,891
    200,000    Kemper Corporation, 6.875%, due 09/15/2003..................      198,920
    300,000    Loral Corporation, 7.625%, due 06/15/2025...................      303,617
    200,000    Mercantile Bank, 7.625%, due 10/15/2002.....................      206,284
    250,000    Morgan Stanley, 6.75%, due 03/04/2003.......................      248,304
    150,000    Niagara Mohawk Power, 9.50%, due 06/01/2000.................      156,970
     50,000    Niagara Mohawk Power, 8.77%, due 01/01/2018.................       51,546
    150,000    Portland General Electric, 8.88%, due 08/12/1999............      157,119
    150,000    Public Services Electric & Gas, 8.875%, due 06/01/2003......      164,258
    150,000    Public Service Company of New Hampshire, 9.17%,
                 due 05/15/1998............................................      152,719
    150,000    Texas Utilities Electric, 9.50%, due 08/01/1999.............      157,939
    200,000    Time Warner, Inc., 9.15%, due 02/01/2023....................      221,312
    200,000    U S West Capital Corporation, 6.95%, due 01/15/2037.........      198,343
                                                                             ------------
               TOTAL NON-CONVERTIBLE CORPORATE BONDS (cost $5,661,175).....    5,719,508
                                                                             ------------

                        CONVERTIBLE CORPORATE BONDS-1.94%
    175,000    CII Financial, Inc., 7.50%, due 09/15/2001..................      165,375
    100,000    Spectrum Holobyte, Inc., 6.50%, due 09/15/2002..............       72,625
    150,000    Veterinary Centers of America, Inc., 5.25%, due 05/01/2006..      104,812
                                                                             ------------
               TOTAL CONVERTIBLE CORPORATE BONDS (cost $341,764)...........      342,812
                                                                             ------------

                      U.S.DOLLAR FOREIGN OBLIGATIONS-1.51%
    150,000    Province of Alberta, 9.25%, due 04/01/2000..................      160,951
    100,000    Province of Manitoba, 9.625%, due 03/15/1999................      105,608
                                                                             ------------
               TOTAL U.S. DOLLAR FOREIGN OBLIGATIONS (cost $256,844).......      266,559
                                                                             ------------
     SHARES
     ------             CONVERTIBLE PREFERRED STOCK-1.25%
      6,000    California Federal Savings, Series A........................      154,875
      1,000    Integon Corporation.........................................       66,375
                                                                             ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS (cost $209,320)..........      221,250
                                                                             ------------
  PRINCIPAL
    AMOUNT
 ----------                REPURCHASE AGREEMENT-5.26%
  $ 930,000    Repurchase agreement with Goldman Sachs collateralized by a
               U.S. Treasury Note, in a joint trading account at 5.75% dated
               06/30/1997, due 07/01/1997 with a maturity value of $930,149
               (cost $930,000).............................................      930,000
                                                                             ------------
               TOTAL INVESTMENTS (cost $17,335,440)........................   17,388,697
               Other assets, net of liabilities............................      292,232
                                                                             ------------
               NET ASSETS..................................................  $17,680,929
                                                                             ============
FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at June 30, 1997, of $53,257, based on aggregate cost of $17,335,440, was composed of gross appreciation of $278,177 for investments having an excess of value over cost and gross depreciation of $224,920 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales (including maturities and principal repayments) of investment securities, other than short-term investments, aggregated $1,778,663 and $778,195, respectively, during the six months ended June 30, 1997, including purchases and sales of U.S. government securities of $474,414 and $115,507, respectively.
Principal repayments of mortgage-backed securities aggregated $179,952.

See accompanying notes to financial statements.

COMPOSITE
DEFERRED SERIES, INC.

FINANCIAL INFORMATION
JUNE 30, 1997

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 1997 (UNAUDITED)

                                                      GROWTH & INCOME   NORTHWEST      INCOME
                                                         PORTFOLIO      PORTFOLIO     PORTFOLIO
ASSETS                                                  -----------    -----------   -----------
Investments at market (identified cost $38,091,798,
  $11,910,991, and $17,335,440, respectively)........   $52,431,635    $17,342,756   $17,388,697
Cash.................................................             -         30,220         4,395
Prepaid expenses.....................................           701            251           409
Receivable for:
  Investment securities sold.........................       536,716        186,496             -
  Interest...........................................         6,912            114       292,987
  Sale of Fund shares................................           340              -           330
  Dividends..........................................        57,693         11,310         3,422
                                                        -----------    -----------   -----------
Total assets.........................................    53,033,997     17,571,147    17,690,240
                                                        -----------    -----------   -----------
LIABILITIES
Bank overdraft.......................................        41,160              -             -
Covered call options written at market
  (premium received $2,465)..........................         3,875              -             -
Payable for:
  Investment securities purchased....................       423,125        132,651             -
  Repurchase of Fund shares..........................         1,842            606         4,160
  Accrued expenses and other payables................         6,733          5,340         5,151
                                                        -----------    -----------   -----------
Total liabilities....................................       476,735        138,597         9,311
                                                        -----------    -----------   -----------
NET ASSETS ..........................................   $52,557,262    $17,432,550   $17,680,929
                                                        ===========    ===========   ===========
COMPOSITION OF NET ASSETS
Additional paid-in capital...........................   $36,734,150    $11,550,854   $17,740,740
Overdistributed net investment income................          (215)          (226)            -
Accumulated net realized gain (loss).................     1,484,900        450,157      (113,068)
Net unrealized appreciation of investments...........    14,338,427      5,431,765        53,257
                                                        -----------    -----------   -----------
                                                        $52,557,262    $17,432,550   $17,680,929
NET ASSET VALUE                                         ===========    ===========   ===========
  Net asset value per share for 1,980,419, 805,519,
  and 1,467,976 shares outstanding, respectively.....       $26.54         $21.64        $12.04
                                                        ===========    ===========   ===========
See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
            FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997 (UNAUDITED)

                                                                       GROWTH & INCOME  NORTHWEST     INCOME
                                                                          PORTFOLIO     PORTFOLIO    PORTFOLIO
INVESTMENT INCOME                                                        -----------   -----------   ---------
Income:
  Interest.............................................................  $   23,681    $   16,045    $615,937
  Dividends............................................................     422,165        64,131       7,679
                                                                         ----------    ----------    --------
Total income...........................................................     445,846        80,176     623,616
                                                                         ----------    ----------    --------
Expenses:
  Management fees......................................................     114,416        36,406      42,930
  Custodial fees.......................................................       7,424         4,960       3,816
  Postage, printing and office expense.................................       2,829         1,340       4,773
  Directors' fees......................................................       5,057         5,057       5,057
  Auditing and legal fees..............................................       3,829         2,683       2,628
  Insurance............................................................         716           292         431
                                                                         ----------    ----------    --------
Total expenses.........................................................     134,271        50,738      59,635
Fees paid indirectly...................................................        (542)         (256)       (278)
                                                                         ----------    ----------    --------
Net expenses...........................................................     133,729        50,482      59,357
                                                                         ----------    ----------    --------
Net investment income..................................................     312,117        29,694     564,259
                                                                         ----------    ----------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain from investment transactions.............................   1,499,031       475,755      28,681
Net change in unrealized appreciation or depreciation..................   5,982,847     2,499,704     (83,149)
                                                                         ----------    ----------    --------
Net realized and unrealized gain (loss)................................   7,481,878     2,975,459     (54,468)
                                                                         ----------    ----------    --------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .............................................  $7,793,995    $3,005,153    $509,791
                                                                         ==========    ==========    ========
See accompanying notes to financial statements.

                                             STATEMENTS OF CHANGES IN NET ASSETS


                                            GROWTH & INCOME               NORTHWEST                  INCOME
                                               PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                         -----------------------   ------------------------  -----------------------
                                         SIX MONTHS                SIX MONTHS                 SIX MONTHS
                                            ENDED       YEAR          ENDED        YEAR          ENDED        YEAR
                                          JUNE 30,      ENDED       JUNE 30,       ENDED       JUNE 30,       ENDED
                                            1997     DECEMBER 31,     1997      DECEMBER 31,     1997      DECEMBER 31,
                                         (UNAUDITED)    1996       (UNAUDITED)     1996       (UNAUDITED)     1996
OPERATIONS                               ----------- -----------   -----------  -----------   -----------  -----------
Net investment income.................. $   312,117  $   516,037  $   29,694    $    54,932  $   564,259  $ 1,045,694
Realized gain (loss)...................   1,499,031    3,102,735     475,755        467,828       28,681       (8,320)
Net change in unrealized
  appreciation or depreciation.........   5,982,847    2,982,704   2,499,704      1,538,604      (83,149)    (609,407)
Net increase in net assets               ----------  -----------  ----------    -----------  -----------   -----------
  resulting from operations............   7,793,995    6,601,476   3,005,153      2,061,364      509,791      427,967

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Dividends from net investment income...    (313,730)    (517,216)    (30,769)       (54,083)    (564,259)  (1,045,694)
Distributions from net capital gains...  (3,110,023)           -    (356,675)             -            -            -

NET CAPITAL SHARE
TRANSACTIONS...........................   6,785,353   10,869,247    2,045,195     3,267,052      350,893    2,796,633
                                         ----------  -----------  -----------    ----------  -----------   -----------
Total increase in net assets...........  11,155,595   16,953,507    4,662,904     5,274,333      296,425    2,178,906

NET ASSETS
Beginning of the period................  41,401,667   24,448,160   12,769,646     7,495,313   17,384,504   15,205,598
                                         ----------  -----------  -----------   -----------  -----------  -----------
End of the period...................... $52,557,262  $41,401,667  $17,432,550   $12,769,646  $17,680,929  $17,384,504
                                        ===========  ===========  ===========   ===========  ===========  ===========
UNDISTRIBUTED
(OVERDISTRIBUTED)
NET INVESTMENT INCOME.................. $      (215) $     1,398  $      (226)  $       849  $         -  $         -
                                        ===========  ===========  ===========   ===========  ===========  ===========

See accompanying notes to financial statements.

                                         FINANCIAL HIGHLIGHTS
                           (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS
                                                        ENDED
                                                       JUNE 30,           YEARS ENDED DECEMBER 31,
                                                         1997    ------------------------------------------
GROWTH & INCOME PORTFOLIO:                           (UNAUDITED)  1996     1995     1994     1993     1992
                                                      ---------  ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF PERIOD .................. $24.32   $20.22   $15.70   $15.71   $15.26   $14.28
                                                        ------   ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................   0.17     0.34     0.35     0.31     0.29     0.36
  Net realized and unrealized gain.....................   3.97     4.10     4.90     0.12     0.84     1.13
                                                        ------   ------   ------   ------   ------   ------
    Total income from investment operations............   4.14     4.44     5.25     0.43     1.13     1.49
                                                        ------   ------   ------   ------   ------   ------
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.................  (0.17)   (0.34)   (0.35)   (0.31)   (0.28)   (0.36)
  Distributions from net realized capital gains........  (1.75)       -    (0.38)   (0.13)   (0.40)   (0.15)
                                                        ------   ------   ------   ------   ------   ------
    Total dividends and distributions to shareholders..  (1.92)   (0.34)   (0.73)   (0.44)   (0.68)   (0.51)
                                                        ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ........................ $26.54   $24.32   $20.22   $15.70   $15.71   $15.26
                                                        ======   ======   ======   ======   ======   ======
TOTAL RETURN (1) ...................................... 17.93%   22.09%   33.70%    2.72%    7.58%   10.56%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period ($1,000's)................. $52,557  $41,402  $24,448  $14,195  $11,239  $7,455
  Ratio of expenses to average net assets (2) ......... 0.59%(4)  0.61%    0.70%    0.68%    0.76%    0.87%
  Ratio of net income to average net assets............ 1.36%(4)  1.59%    2.01%    1.97%    1.96%    2.51%
  Portfolio turnover rate .............................   46%(4)    45%      36%      25%      38%      13%
  Average commission paid (3) ......................... $0.0595  $0.0626       -        -        -        -

(1) Total return does not reflect sales charge and is not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure is required beginning in fiscal year 1996.
(4) Annualized.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS                             JANUARY 4,
                                                         ENDED     YEARS ENDED DECEMBER 31,     TO
                                                     JUNE 30, 1997 ------------------------   DEC.31,
NORTHWEST PORTFOLIO:                                  (UNAUDITED)   1996     1995    1994     1993(4)
                                                       ---------   ------   ------  ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD .................. $18.23     $14.99   $11.97   $12.19   $12.00
                                                        -------    ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................   0.04       0.09     0.09     0.08     0.16
  Net realized and unrealized gain (loss)..............   3.89       3.24     3.02    (0.21)    0.19
                                                        -------    ------   ------   ------   ------
    Total income from investment operations............   3.93       3.33     3.11    (0.13)    0.35
                                                        -------    ------   ------   ------   ------
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.................  (0.04)     (0.09)   (0.09)   (0.08)   (0.16)
  Distributions from net realized capital gains........  (0.48)         -        -    (0.01)       -
                                                        -------    ------   ------   ------   ------
    Total dividends and distributions to shareholders..  (0.52)     (0.09)   (0.09)   (0.09)   (0.16)
                                                        -------    ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ........................ $21.64     $18.23   $14.99   $11.97   $12.19
                                                        =======    ======   ======   ======   ======
TOTAL RETURN (1) ...................................... 22.00%     22.23%   26.03%   -1.12%    2.95%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period ($1,000's)................. $17,433    $12,770  $7,495   $4,647   $2,686
  Ratio of expenses to average net assets (2) ......... 0.70%(5)     0.77%   0.90%    0.87%        -
  Ratio of net income to average net assets............ 0.41%(5)     0.56%   0.67%    0.76%   1.61%(5)
  Portfolio turnover rate .............................   25%(5)       31%     11%      17%        -
  Average commission paid (3) ......................... $0.0572    $0.0639       -        -        -

(1) Total return does not reflect sales charge and is not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
    The ratio of expenses before management fee waiver and expense reimbursements was 1.45% for fiscal 1993.
(3) Average commission paid disclosure is required beginning in fiscal 1996.
(4) From commencement of operations.
(5) Annualized.

                                                      SIX MONTHS
                                                         ENDED
                                                       JUNE 30,            YEARS ENDED DECEMBER 31,
                                                         1997     -----------------------------------------
INCOME PORTFOLIO:                                     (UNAUDITED)  1996     1995    1994     1993     1992
                                                       ---------  ------   ------  ------   ------   ------
NET ASSET VALUE, BEGINNING OF PERIOD .................  $12.08    $12.59   $11.22  $12.57   $12.22   $12.27
                                                        -------   ------   ------  ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income...............................    0.39     0.78     0.79    0.79     0.85     0.86
  Net realized and unrealized gain (loss).............   (0.04)   (0.51)    1.37   (1.35)    0.35    (0.05)
                                                        -------   ------   ------  ------   ------   ------
    Total income from investment operations...........    0.35     0.27     2.16   (0.56)    1.20     0.81
                                                        -------   ------   ------  ------   ------   ------
  DIVIDENDS TO SHAREHOLDERS
  Dividends from net investment income................   (0.39)   (0.78)   (0.79)  (0.79)   (0.85)   (0.86)
                                                        -------   ------   ------  ------   ------   ------
NET ASSET VALUE, END OF PERIOD .......................  $12.04    $12.08   $12.59  $11.22   $12.57   $12.22
                                                        ======    ======   ======  ======   ======   ======
TOTAL RETURN (1) .....................................   2.95%     2.34%   19.86%  -4.48%   10.02%    6.91%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period ($1,000's)................ $17,681   $17,385  $15,206 $10,842   $9,113   $6,165
  Ratio of expenses to average net assets (2) ........ 0.69%(3)    0.67%    0.76%   0.74%    0.86%    0.88%
  Ratio of net income to average net assets........... 6.57%(3)    6.46%    6.62%   6.79%    6.75%    7.12%
  Portfolio turnover rate ............................   10%(3)      11%      14%     15%      29%      37%

(1) Total return does not reflect sales charge and is not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3) Annualized.

                   NOTES TO FINANCIAL STATEMENTS JUNE 30, 1997
                                  (UNAUDITED)

NOTE 1 - ACCOUNTING POLICIES
   Composite Deferred Series, Inc. (the "Fund") is registered under the Invest-ment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund consists of three separate portfolios: the Growth & Income, Northwest, and Income Portfolios are designed to meet a variety of investment objectives.
   WM Life Insurance Company (the "Company") is the sole shareholder of the Fund. Shares are sold only to Composite Deferred Series variable accounts to fund the benefits under certain flexible premium variable annuity contracts (the "Contract") issued by the Company. Contract holders have the right to instruct the Company how to vote Fund shares attributable to their contracts.
   Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by the Fund in the preparation of its financial statements.
a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Boards of Directors, which uses information with respect to last reported sales price for securities traded on a national securities exchange (or reported on the National Association of Securities Dealers Automated Quotation [NASDAQ] National Market System) or securities traded over-the-counter, or valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Investment securities with less than 60 days to maturity when pur-chased are valued at amortized cost which approximates market value. Invest-ment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Boards of Directors.
b. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
c. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
d. Dividends to the shareholder of the Growth & Income and Northwest Portfolios are calculated and paid quarterly. Dividends to the shareholder of the Income Portfolio are calculated daily and paid monthly. Any capital gains are paid annually.
e. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes.
f. The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes taxable income so that no provision for federal income tax is required. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales.
g. Custodial fees have been increased by $542, $256, and $278 for the Growth & Income, Northwest, and Income Portfolios, respectively, as a result of "expense offset arrangements." The Fund could have otherwise employed the assets to produce income if it had not entered into such arrangements. In accordance with regulations, such amounts are added to net custodial fees and then reflected as a deduction, "fees paid indirectly," to derive net expenses. There were no "expense offset arrangements" other than custodial fees.
h. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - COVERED CALL OPTIONS WRITTEN
   The Growth & Income and Northwest Portfolios may write listed covered call options in which premiums received are recorded as a liability which is marked to market to reflect the current value of options written. A covered call option gives the holder the right to buy the underlying security, which a portfolio owns, at any time during the option period at a predetermined exercise price. When a portfolio writes a covered call option, it gains income from the premium received. The risk in writing a covered call option is that a portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. Proceeds from the covered call options exercised are increased by the amount of premium received. If an option expires or is canceled in a closing transaction, the portfolio will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less than or greater than the premium originally received. As of June 30, 1997, Portfolio securities valued at $103,500 were held in a segregated account by the custodian in connection with covered call options written by the Growth & Income Portfolio.
   Transactions in written covered call options during the six months ended June 30, 1997, were as follows:

                                  GROWTH & INCOME
                                     PORTFOLIO
                                -------------------
                                NUMBER OF
                                CONTRACTS  PREMIUMS
                                ---------  --------
Outstanding at Dec. 31, 1996..     10       $1,982
Written.......................     10        2,465
Exercised.....................    (10)      (1,982)
Expired.......................      -            -
                                ---------  --------
Outstanding at June 30, 1997..     10       $2,465
                                =========  ========

NOTE 3 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
   The amounts of fees and expenses described below are shown on the Fund's statements of operations.
   Composite Research & Management Co. ("Adviser") manages the Fund, and Murphey Favre, Inc., recently formed Composite Funds Distributor, Inc. (CFDI) as its successor in interest for the underwriter and distributor functions. The Board of Directors approved the transfer of the distribution contract to CFDI effective July 14, 1997. All are affiliates of Washington Mutual Bank and Washington Mutual fsb and subsidiaries of Washington Mutual, Inc. WM Life Insurance Company is also a subsidiary of Washington Mutual, Inc.
   Management fees were paid by the Fund to the Adviser. Fees are based upon an annual rate of 0.50% on average daily net assets as computed daily.
   Directors' fees and expenses were paid directly by the Fund to directors having no affiliation with the Fund other than in their capacity as directors. Other officers and directors received no compensation from the Fund.

NOTE 4 -  CAPITAL STOCK
   At June 30, 1997, there were 10 billion shares of no par value capital stock authorized. Transactions in capital stock were as follows:

                               GROWTH & INCOME PORTFOLIO    NORTHWEST PORTFOLIO         INCOME PORTFOLIO
                               -------------------------  ------------------------  -------------------------
                               SIX MONTHS                 SIX MONTHS                 SIX MONTHS
                                  ENDED        YEAR          ENDED        YEAR          ENDED        YEAR
                                 JUNE 30,      ENDED        JUNE 30,      ENDED        JUNE 30,      ENDED
                                  1997      DECEMBER 31,      1997     DECEMBER 31,      1997     DECEMBER 31,
                               (UNAUDITED)     1996       (UNAUDITED)     1996       (UNAUDITED)     1996
                               -----------  -----------   -----------  -----------   -----------  -----------
Shares
Sold...........................  188,884      590,876       105,205      247,127       119,961      387,398
Issued for reinvestment of
  dividends and capital gains..  143,257       22,757        20,723        3,182        47,265       86,907
                               -----------  -----------   -----------  -----------   -----------  -----------
                                 332,141      613,633       125,928      250,309       167,226      474,305
Reacquired.....................  (54,104)    (120,141)      (20,725)     (49,897)     (137,861)    (243,230)
                               -----------  -----------   -----------  -----------   -----------  -----------
                                 278,037      493,492       105,203      200,412        29,365      231,075
                               ===========  ===========   ===========  ===========   ===========  ===========
Amount
Sold........................... $4,714,490  $12,978,872    $2,063,417   $4,028,601    $1,432,044   $4,679,598
Issued for reinvestment of
  dividends and capital gains..  3,423,753      517,216       387,444       54,083       564,259    1,045,694
                               -----------  -----------   -----------  -----------   -----------  -----------
                                 8,138,243   13,496,088     2,450,861    4,082,684     1,996,303    5,725,292
Reacquired..................... (1,352,890)  (2,626,841)     (405,666)    (815,632)   (1,645,410)  (2,928,659)
                               -----------  -----------   -----------  -----------   -----------  -----------
                                $6,785,353  $10,869,247    $2,045,195   $3,267,052     $ 350,893   $2,796,633
                               ===========  ===========   ===========  ===========   ===========  ===========

               ==================================================
               --------------------------------------------------
                    For further information, please contact:
                                  FUND OFFICES
                            Composite Group of Funds
                          601 W. Main Avenue, Suite 300
                             Spokane, WA 99201-0613
                              Phone: (509) 353-3550
                            Toll free: (800) 543-8072
               --------------------------------------------------
               ==================================================

                                     ADVISER
                       Composite Research & Management Co.
              1201 Third Avenue, Suite 1400  Seattle, WA 98101-3015

                                   DISTRIBUTOR
                        Composite Funds Distributor, Inc.
              601 W. Main Avenue, Suite 300  Spokane, WA 99201-0613

                                    CUSTODIAN
                        Investors Fiduciary Trust Company
                  127 W. 10th Street  Kansas City, MO 64105-1716

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             LeMaster & Daniels PLLC
            601 W. Riverside Avenue, Suite 700  Spokane, WA 99201-0614

                                     COUNSEL
                   Paine, Hamblen, Coffin, Brooke & Miller LLP
            717 W. Sprague Avenue, Suite 1200  Spokane, WA 99204-0464

                                    OFFICERS
                                   President
                                William G. Papesh
                                 Vice President
                                 Gene G. Branson
                           Vice President & Treasurer
                                 Monte D. Calvin
                                   Secretary
                                  John T. West

                               BOARD OF DIRECTORS
                                     Members
                             Wayne L. Attwood, M.D.
                                Kristianne Blake
                                 Anne V. Farrell
                                Michael K. Murphy
                                William G. Papesh
                                  Dan Pavelich
                                   Jay Rockey
                                Richard C. Yancey

             This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or
                     accompanied by an effective prospectus.

                                 [RECYCLE LOGO]                  (8/97)
                                                                 50036


                                   COMPOSITE
                                    DEFERRED
                                    SERIES,
                                      INC.


                                   SEMIANNUAL
                                     REPORT



                                 JUNE 30, 1997